Fees Summary	Dec. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 271,687,500
Previously Paid Amount	69,325.59
Total Fee Amount	37,520.04
Total Offset Amount	0
Net Fee	$ 0